UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed on its Current Report on Form 8-K filed on April 10, 2020, Advaxis, Inc. (“Advaxis”) received written notice from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that Advaxis was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price for Advaxis’ common stock had closed below $1.00 per share for the previous 30 consecutive business days (the “bid-price requirement”). On April 17, 2020, Advaxis received a letter (“New Notice”) from the Staff of the Nasdaq indicating that, due to extraordinary market conditions, Nasdaq has tolled the compliance period for the bid-price requirement through June 30, 2020 (the “tolling period”) and that on April 16, 2020 (the “Rule Change Date”), Nasdaq filed an immediately effective rule change with the SEC to implement the tolling period. The New Notice indicates that upon expiration of the tolling period and beginning on July 1, 2020, Advaxis will receive the balance of days remaining under its currently pending compliance period in effect at the Rule Change Date.

Accordingly, upon expiration of the tolling period and beginning on July 1, 2020, Advaxis will then have 172 calendar days from July 1, 2020, or until December 21, 2020, to regain compliance with the bid-price requirement. To regain compliance, the closing bid price of Advaxis’ common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days during either the tolling period or during the 172 calendar days following the tolling period, unless the Staff exercises its discretion to extend this 10 business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(F).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 20, 2020	ADVAXIS, INC.

	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Executive Vice President and Chief Financial Officer